                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 2

     AMENDMENT No. 2 (this "Amendment") dated as of March 22, 2002, under the $120,000,000 Credit Agreement dated as of April 20, 2001 (as heretofore amended, the "Credit Agreement") among KINDRED HEALTHCARE OPERATING, INC. (formerly named Vencor Operating, Inc.) (the "Borrower"), KINDRED HEALTHCARE, INC. (formerly named Vencor, Inc.) ("Kindred"), the LENDERS, SWINGLINE BANK AND LC ISSUING BANKS party thereto, JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank, successor-by-merger to Morgan Guaranty Trust Company of New York), as Administrative Agent and Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent and Collateral Monitoring Agent.

                              W I T N E S S E T H:

     WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after the Amendment Effective Date (as defined below), refer to the Credit Agreement as amended hereby.

     Section 2. Defined Terms. The definition of "Free Cash Flow" in Section
1.01 of the Credit Agreement is amended by deleting clause (iii) thereof and renumbering clauses (iv), (v) and (vi) thereof as clauses (iii), (iv) and (v), respectively.

     Section 3. Increase in Commitments. Notwithstanding the last sentence of
Section 2.11(e)(i) and the last sentence of Section 2.13, in each case, of the Credit Agreement, the Commitment of each Lender shall be ratably increased so that the aggregate Commitments of all Lenders under the Credit Agreement shall equal $120,000,000, such increase to take effect on the Commitment Increase Effective Date (as defined below). Thereafter, the defined term "Commitment" in the Credit Agreement shall be read to give effect to this increase in Commitments. The prior reduction in the aggregate Commitments to $75,000,000 that became

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effective on or about November 9, 2001 shall be disregarded for purposes of any provision of Section 2.11 of the Credit Agreement, which permits the Borrower to take certain specified actions (including prepaying loans under the Senior Secured Credit Agreement) if the aggregate Commitments have previously been permanently reduced to $75,000,000.

     Section 4. Prepayment of Loans under the Senior Secured Credit Agreement; Clean-Down Period. (a) The language prior to clause (i) of Section 2.11(b) of the Credit Agreement is amended to read as follows:

          "If on any date (an "Equity Receipt Date") on or after the Closing Date Vencor receives any Net Cash Proceeds from any Equity Issuance, Vencor shall promptly provide notice thereof to the Administrative Agent, which notice shall specify the amount of the Net Cash Proceeds received with respect thereto, whether all or any portion of such Net Cash Proceeds will be transferred to the Borrower for application by the Borrower to prepay loans under the Senior Secured Credit Agreement (the amount, if any, specified for such purpose, the "Senior Secured Prepayment Amount"), the positive amount, if any, equal to (x) 75% of such Net Cash Proceeds less (y) the Senior Secured Prepayment Amount (the "Designated Equity Proceeds") and the date on which such Net Cash Proceeds were received. If any such notice shall specify a Senior Secured Prepayment Amount, then within three Business Days after the date of such notice, Vencor shall transfer to the Borrower as an equity contribution such Senior Secured Prepayment Amount and, unless a Default shall have occurred and be continuing, the Borrower shall immediately prepay an aggregate principal amount of loans under the Senior Secured Credit Agreement equal to the amount so transferred. The Designated Equity Proceeds, if any, with respect to such Equity Issuance shall be applied as follows:"

     (b) The Lenders consent to the Borrower and the lenders thereunder amending the Senior Secured Credit Agreement to permit the Borrower to make the prepayments of loans thereunder as set forth in paragraph (a).

     (c) The provisions of Section 2.11(e)(iv) of the Credit Agreement are deleted and replaced with "[Intentionally omitted.]".

     Section 5. Information. Section 5.01(o) of the Credit Agreement is amended by replacing the reference to "promptly upon" with a reference to "within 15 Business Days of".

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     Section 6. Guarantees by Future Restricted Subsidiaries. Section 5.07 of
the Credit Agreement is amended by replacing the reference to "five" with a reference to "15".

     Section 7. Future Assets to Be Added to Collateral. (a) Sections 5.08(a) and 5.08(d) of the Credit Agreement are each amended by replacing the reference to "5" with a reference to "15".

     (b) Section 5.08(b) of the Credit Agreement is amended by replacing the reference to "two" with a reference to "five" and replacing the reference to "30" with a reference to "45".

     Section 8. Use of Proceeds and Letters of Credit. Section 5.11(a) of the Credit Agreement is amended by inserting (i) the phrase "make Restricted Investments involving Healthcare Facilities and assets incidental thereto pursuant to Section 7.08(b) but subject to the proviso below and to" immediately after the phrase "will be used by the Borrower to" and (ii) the following proviso at the end thereof:

          "; provided that the aggregate principal amount of Loans and Swingline Loans outstanding at any time the proceeds of which have been applied by the Borrower and its Restricted Subsidiaries to directly or indirectly make Restricted Investments involving Healthcare Facilities and assets incidental thereto pursuant to Section 7.08(b) shall at no time exceed $45,000,000".

     Section 9. Fixed Charge Coverage Ratio (EBITDAR). The table appearing in
Section 6.01(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

--------------------------------------------------------------------------------
               Period                                     Ratio
--------------------------------------------------------------------------------
June 30, 2001 through December 31, 2001                 1.14 to 1
--------------------------------------------------------------------------------
March 31, 2002 through December 31, 2004                1.25 to 1
--------------------------------------------------------------------------------
March 31, 2005 and thereafter                           1.35 to 1
--------------------------------------------------------------------------------

     Section 10. Total Leverage Ratio. The table appearing in Section 6.02(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

--------------------------------------------------------------------------------
               Period                                     Ratio
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
June 30, 2001 through December 31, 2001                 6.60 to 1
--------------------------------------------------------------------------------
March 31, 2002 through December 31, 2002                6.40 to 1
--------------------------------------------------------------------------------
March 31, 2003 through December 31, 2003                6.35 to 1
--------------------------------------------------------------------------------
March 31, 2004 through December 31, 2004                6.20 to 1
--------------------------------------------------------------------------------
March 31, 2005 through December 31, 2005                6.00 to 1
--------------------------------------------------------------------------------
March 31, 2006 and thereafter                           5.80 to 1
--------------------------------------------------------------------------------

     Section 11. Minimum Consolidated Net Worth. Section 6.04 of the Credit Agreement is amended and restated in its entirety to read as follows:

          "At each Quarterly Measurement Date set forth below, Consolidated Net Worth will not be less than the amount set forth below opposite such Quarterly Measurement Date:

          -------------------------------------------------
             Quarterly Measurement Date           Amount
          -------------------------------------------------
          June 30, 2001                        $378,797,000
          -------------------------------------------------
          September 30, 2001                   $385,470,000
          -------------------------------------------------
          December 31, 2001                    $399,125,000
          -------------------------------------------------
          March 31, 2002                       $500,000,000
          -------------------------------------------------
          June 30, 2002                        $510,000,000
          -------------------------------------------------
          September 30, 2002                   $520,200,000
          -------------------------------------------------
          December 31, 2002                    $530,604,000
          -------------------------------------------------
          March 31, 2003                       $552,040,000
          -------------------------------------------------
          June 30, 2003                        $563,081,000
          -------------------------------------------------
          September 30, 2003                   $574,343,000
          -------------------------------------------------
          December 31, 2003                    $585,830,000
          -------------------------------------------------
          March 31, 2004                       $609,497,000
          -------------------------------------------------
          June 30, 2004                        $621,687,000
          -------------------------------------------------
          September 30, 2004                   $634,121,000
          -------------------------------------------------
          December 31, 2004                    $646,803,000
          -------------------------------------------------

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          --------------------------------------------------
          March 31, 2005                       $659,739,000
          --------------------------------------------------
          June 30, 2005                        $672,934,000
          --------------------------------------------------
          September 30, 2005                   $683,393,000
          --------------------------------------------------
          December 31, 2005                    $700,121,000
          --------------------------------------------------
          March 31, 2006                       $714,123,000"
          --------------------------------------------------

     Section 12. Limitation on Debt; Negative Pledge. Sections 7.01(a)(iv), 7.01(a)(v), 7.02(f) and 7.02(g) of the Credit Agreement are each amended by replacing the reference to "$25,000,000" with a reference to "$50,000,000".

     Section 13. Restricted Payments. (a) Section 7.07(a)(v)(A) of the Credit Agreement is amended by replacing the reference to "3.5:1" with a reference to "4.0:1".

     (b) Section 7.07(a)(v)(B) of the Credit Agreement is amended and restated in its entirety to read as follows:

          "the aggregate amount expended for all Restricted Payments made pursuant to this clause (v) (x) during the 2002 Fiscal Year, would not exceed 25% of the Free Cash Flow calculated for the period beginning on the first day of the first full Fiscal Quarter following the Closing Date and ending on December 31, 2001 and (y) during any Fiscal Year thereafter, would not exceed 20% of the Free Cash Flow calculated for the immediately preceding Fiscal Year (such calculation to be based on financial statements for such immediately preceding Fiscal Year that have been provided pursuant to this Agreement);"

     (c) Section 7.07(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

          "Vencor shall not, directly or indirectly, use more than 25% of the proceeds of any Restricted Payment to (i) declare or pay any dividend or other distribution on any Equity Interests of Vencor (except dividends payable solely in Equity Interests of the same class) or
          (ii) purchase, redeem, retire or otherwise acquire (any of the foregoing, an "acquisition") any Equity Interests of Vencor held by any Person; provided that (x) acquisitions of Equity Interests of Vencor permitted by Section 7.07(a)(ii) shall be excluded for purposes of determining compliance with clause (ii)

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          and (y) payments may be declared and made and acquisitions may be effected pursuant to this clause (b) only if at the time of, and after giving effect to, such payment or acquisition, as applicable, no Default shall have occurred and be continuing."

     Section 14. Limitations on Acquisitions and Investments. Section 7.08(b)(ii) of the Credit Agreement is amended by (i) deleting the reference to "(such Debt, "Investment Related Debt")", (ii) replacing the reference to "$30,000,000" with a reference to "$130,000,000" and (iii) deleting the proviso thereto.

     Section 15. No Voluntary Prepayments of Other Debt. Section 7.15 of the Credit Agreement is amended by replacing the second proviso thereto with "provided further that, unless a Default shall have occurred and be continuing, this Section will not apply to any prepayment of loans under the Senior Secured Credit Agreement expressly permitted by any provision of this Agreement, including any Excess Cash Prepayment and any prepayment permitted by the second sentence of Section 2.11(b)".

     Section 16. Representations Correct; No Default. Kindred and the Borrower each represents and warrants that (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Amendment Effective Date and the Commitment Increase Effective Date as though made on and as of such dates and
(ii) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Amendment Effective Date or the Commitment Increase Effective Date.

     Section 17. Counterparts; Effectiveness. (a) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     (b) This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Administrative Agent shall have received (i) duly executed counterparts hereof signed by Kindred, the Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Lender) and (ii) confirmation that the Borrower has paid all statements of Davis Polk & Wardwell, special counsel for the Administrative Agent, that have been rendered to the Borrower at least two Business Days prior to the Amendment Effective Date in respect of this Amendment or other Credit Agreement matters; provided that the increase in

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Commitments referred to in Section 3 shall become effective only on the later of
(such later date, the "Commitment Increase Effective Date") (x) the date on which the Administrative Agent shall have received duly executed counterparts hereof signed by Kindred, the Borrower and each Lender (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Lender), (y) the date on which "Required Lenders" under the Senior Secured
Credit Agreement (as defined therein) shall have consented to such increase in the Commitments and (z) April 5, 2002.

     (c) No later than the first Business Day after the Fee Determination Date (as defined below), the Borrower shall pay the Administrative Agent, in immediately available funds for the account of each Lender that has evidenced its agreement hereto as provided in clause (b) by 5:00 P.M. (New York City time) on the later of (i) April 5, 2002 and (ii) the date the Administrative Agent issues a notice to the Lenders saying this Amendment (other than, unless such increase has theretofore become effective, the increase in Commitments provided for herein) has become effective (such later date, the "Fee Determination Date"), an amendment fee in an amount equal to 0.25% of such Lender's Commitment (as in effect immediately prior to giving effect to the increase in Commitments referred to in Section 3). In addition, no later than the first Business Day after the Commitment Increase Effective Date, the Borrower shall pay the Administrative Agent, in immediately available funds for the account of each Lender, a commitment increase fee in an amount equal to 1% of the increase in such Lender's Commitment provided for herein.

     (d) Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

     Section 18. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                          KINDRED HEALTHCARE OPERATING, INC.


                                          By /s/ Richard A. Lechleiter
                                            ------------------------------------
                                            Name: RICHARD A. LECHLEITER
                                            Title: SENIOR VICE PRESIDENT,
                                                   CHIEF FINANCIAL OFFICER AND
                                                   TREASURER

                                          KINDRED HEALTHCARE, INC.


                                          By /s/ Richard A. Lechleiter
                                            ------------------------------------
                                            Name: RICHARD A. LECHLEITER
                                            Title: SENIOR VICE PRESIDENT,
                                                   CHIEF FINANCIAL OFFICER AND
                                                   TREASURER

                                          LENDERS
                                          -------

                                          JPMORGAN CHASE BANK, as Administrative
                                          Agent and as Lender


                                          By:   /s/ Robert Bottamedi
                                             -----------------------------------
                                             Name: ROBERT BOTTAMEDI
                                             Title: VICE PRESIDENT


                                          GENERAL ELECTRIC CAPITAL
                                          CORPORATION


                                          By:   /s/ Brian S. Beckwith
                                             -----------------------------------
                                             Name: BRIAN S. BECKWITH
                                             Title: DULY AUTHORIZED SIGNATORY


                                          GOLDMAN, SACHS CREDIT PARTNERS, L.P.


                                          By:   /s/ Tracy McCaffrey
                                             -----------------------------------
                                             Name: TRACY McCAFFREY
                                             Title: AUTHORIZED SIGNATOR


                                          CREDIT LYONNAIS NEW YORK BRANCH


                                          By:   /s/ Charles Heidriech
                                             -----------------------------------
                                             Name: CHARLES HEIDRIECH
                                             Title: SENIOR VICE PRESIDENT


                                          FOOTHILL INCOME TRUST II, L.P.


                                          By:   /s/ M. E. Stearns
                                             -----------------------------------
                                             Name: M. E. STEARNS
                                             Title: MANAGING MEMBER

                                       9